UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 20, 2005

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15461		73-1352174
(Commission File Number)		(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma		74116
(Address of Principal Executive Offices)		(Zip Code)

918-838-8822
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 20, 2005, Matrix Service Company (the “Company”) received a waiver letter from its senior lenders relating to certain provisions contained in that certain Credit Agreement dated as of March 7, 2003 among the Company, certain lenders described therein and JP Morgan Chase Bank, N.A., which generally allows the Company to sell certain surplus property and enter into a sale leaseback transaction. The waiver letter is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Senior Credit Facility Waiver Letter dated July 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: July 25, 2005	By:	/s/ George L. Austin
George L. Austin Chief Financial Officer and Principal Accounting Officer

Member FDIC

2

EXHIBIT INDEX

Exhibit No.	Description

10.1	Senior Credit Facility Waiver Letter dated July 20, 2005

Member FDIC

3